UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2020

FORESCOUT TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38253	51-0406800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  190 West Tasman Drive
San Jose, California 95134

  (Address of principal executive offices)

(408) 213-3191

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FSCT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 6, 2020, Forescout Technologies, Inc. (the “Company”) announced its entry into an Agreement and Plan of Merger, dated February 6, 2020 (as it may be amended from time to time, the “Merger Agreement”), between Ferrari Group Holdings, L.P. (“Parent”), Ferrari Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), and the Company. The Merger Agreement provides for Merger Sub to be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The Company held a Special Meeting of Stockholders on Thursday, April 23, 2020, at 8:00 a.m., Pacific time (the “Special Meeting”).

The following matters were acted upon at the Special Meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal 1: To adopt the Merger Agreement.	32,196,048	13,763	59,235	N/A

Proposal 1 received the necessary votes to be approved.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger.	31,519,290	616,604	133,152	N/A

Proposal 2 received the necessary votes to be approved.

In light of the approval of Proposal 1, Proposal 3 described in the Company’s definitive proxy statement (relating to the adjournment of the Special Meeting) was rendered moot and was not presented at the Special Meeting.

Item 8.01.	Other Events.

On April 23, 2020, the Company issued a press release announcing the results of the Special Meeting. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ForeScout Technologies, Inc.
Date: April 24, 2020	By:	/s/ Darren J. Milliken
		Name:	Darren J. Milliken
		Title:	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer